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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

                                                                           Investment Company Act file number                     811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)      (Zip code)

Nathan A. Paul, Esq. Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112 (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/04

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series Annual Report

D E C E M B E R   3 1 ,   2 0 0 4

Lazard Retirement Series, Inc.

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2004; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

Lazard Retirement Series, Inc. Investment Overviews

A Message From Lazard

Looking back over 2004, earnings growth in global stocks was offset by reactions to rising interest rates and oil prices. In the U.S., small and mid cap stocks outperformed large caps, posting six consecutive years of strong performance by year end. After some significant month-to-month volatility, the bond markets ended the year with longer maturity yields, almost where they started the year. By year-end 2004, the S&P 500® Index climbed 10.9%, the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index gained 20.2%, the MSCI Emerging Markets (EM®) Index rose 25.5%, and the Russell 2000® Index was up 18.3% .

As 2004 progressed, the low quality rally of 2003 and, to a lesser extent, of the first quarter of 2004 (during which the least profitable and most leveraged companies outperformed), began to give way to an increased focus on fundamentals. Historical data shows that, at economic turning points, low quality companies attract investors. However, investor focus usually returns to fundamentals—those companies that generate a sustainable return on their capital. Over the course of 2004, the global markets moved towards these fundamentally solid, attractively priced companies as the reality of a tighter monetary policy dampened investors’ tolerances for risk.

Continuing the global rally in stocks that began in the last quarter of 2003, the world equity markets grew in the first quarter, before fading in late March. The global bond market continued to trade in a range and, for the most part, yields moved to lower levels, reversing gains made in the last quarter of 2003. Emerging markets equities continued to rise, as did small cap stocks.

As the U.S. Federal Reserve began raising short-term interest rates, the second quarter saw global stocks fall, rebounding late in the quarter, and ending roughly flat. For the second quarter, emerging markets experienced significant profit taking, while global interest rates were higher, with most yield curves flattening.

In the volatile third quarter, global stocks declined in reaction to sharply rising oil prices. However, by mid-August they began an upward climb, finishing the quarter with modest losses. Large caps outperformed small caps, and emerging markets equities logged in strong returns. Speculation over the pace of the Federal Reserve’s tightening resulted in a marked drop in yields, flatter yield curves, and tighter credit spreads.

Global stocks ended the fourth quarter with their best quarterly performance of the year. Emerging markets equities rallied strongly. As the U.S. economy weathered the Fed’s tightening and rising oil costs, U.S. interest rates rose, most sharply in the shorter maturities. Small caps outperformed large caps in the fourth quarter.

Looking ahead, we are optimistic about the equity markets in 2005, as steady growth in the world’s economies should enable companies to grow revenues and reinvest in their businesses. We think the performance of large cap stocks may improve since the relative valuation of large caps versus small caps is very attractive, based on historical norms. Although constructive over the medium- and long-term, we note that the emerging markets asset class is no longer extraordinarily inexpensive. From a U.S. fixed income perspective, we believe that the fundamentals of the recovery have reasserted themselves to the extent that the outlook for economic growth can no longer be seen as “fragile”.

Regardless of trends affecting the global markets, we believe that building a diverse portfolio of various asset and investment classes and maintaining a long-term focus is the most advantageous approach for investors who are seeking to reach their investment goals. We seek to invest in companies with a proven track record of generating returns in a variety of economic environments. These financially productive businesses are expected to sustain productivity regardless of market cycles or macroeconomic issues within the countries where they are domiciled.

The following Investment Overviews are intended to provide you with annual reviews of the current market environment and insights on the Portfolios and their recent performance.

Equity Markets Overview

Global stocks spent most of 2004 in a trading range, as strong earnings growth was offset by concerns over rising interest rates, rising oil prices, and the sustainability of a global economic rebound. The sharp rally that began in the fourth quarter of 2003 persisted

Lazard Retirement Series, Inc. Investment Overviews (continued)

through the early part of 2004 before stocks lost ground in the first quarter. The slow rate of job creation in the U.S. (and its implications for the sustainability of consumer spending) weighed on stocks, as did heightened terrorism concerns in the wake of the Madrid train bombing. Global stocks fell during the early part of the second quarter of 2004, based on concerns regarding rising inflation and tightening monetary policy in the U.S. Stronger economic data and signs of a resurgence in inflation led investors to expect that the U.S. Federal Reserve would raise interest rates sooner than anticipated, which weighed on stocks. Moreover, Chinese authorities announced measures aimed at curbing excessive investment, which had the effect of increasing investors’ perception of risk. This was felt particularly strongly in the emerging markets.

Global stocks reached their lows for the year in August, based on concerns that sharply rising oil prices would hurt corporate earnings and, potentially, reverse the global economic recovery. Concerns over potential terrorist attacks at the Olympics and the U.S. political conventions also weighed on stocks. Even as oil prices stayed stubbornly high, stocks began to rally in mid-August and, in a November post-election rally, finally broke out of the trading range they had been mired in throughout 2004. The definitive outcome of the U.S. election cheered investors who feared a disputed result, as in 2000, and a decline in oil prices further fueled the rally.

Global stocks ended the year with a return of nearly 15%, although a significant portion of the advance resulted from the dollar’s decline against currencies such as the euro and the Japanese yen. Energy stocks were strong during the year, as oil prices rose sharply. In contrast, technology stocks lagged, as corporate spending on IT products hasn’t significantly rebounded. Utilities benefited from investor demand for dividend yield, since most fixed income securities offered yields that were very low relative to historical norms. However, yield support did not help health care stocks, which were hurt due to concerns over drug safety following Merck’s high profile recall of Vioxx. In addition, several major pharmaceutical companies face uncertainty in the wake of pending legal suits from increasingly aggressive generic drug manufacturers. These lawsuits threaten to overturn highly profitable patents for some of their most important drugs. On a regional basis, European markets generally outperformed, helped by the rising euro, while the Japanese market lagged on concerns over the sustainability of the economic rebound.

For the year, emerging markets rose by over 25%, and the vast majority of countries recorded an increase. The asset class has now sustained its first two-year period of consecutive positive returns since 1993 and 1994, which is attracting further interest from global investors. Although the discounted valuations and positive outlook encourage us to remain constructive over the medium- and long-term, it is worth noting that the emerging markets asset class is no longer extraordinarily inexpensive. Small caps stocks also continued to outperform large caps in 2004, as they have for nearly five years. As with the emerging markets, valuations are no longer as compelling as they were before the period of outperformance, but calling turning points in the cap cycle is notoriously difficult.

Lazard Retirement Equity Portfolio

For the year ended December 31, 2004, Lazard Retirement Equity Portfolio posted a total return of 11.79%, as compared with the 10.88% return of the S&P 500 Index.

U.S. stocks spent most of 2004 in a trading range, as strong earnings growth was offset by concerns over rising interest rates and the sustainability of a global economic rebound. However, a rally following the outcome of the U.S. presidential election drove equities to modest gains for the year. Energy stocks were strong, as oil prices rose sharply, and technology stocks lagged, as corporate spending on IT products has yet to significantly rebound.

During 2004, the Portfolio benefited from stock selection in health care by avoiding some of the many large stocks in the sector that experienced weakness due to drug safety issues and patent expirations. The Portfolio also benefited from stock selection and an overweight position in energy. Conversely, stock selection in materials hurt performance as more economically-sensitive stocks outperformed during the year.

While small and mid cap stocks continued to outperform in 2004, we are confident that the relative performance of large caps will improve.

Lazard Retirement Series, Inc. Investment Overviews (continued)

Lazard Retirement Small Cap Portfolio

For the year ended December 31, 2004, Lazard Retirement Small Cap Portfolio posted a total return of 14.89%, as compared with the 18.33% return of Russell 2000 Index.

The Portfolio underperformed the Index by more than 300 basis points, with sector attribution acting as a small positive. The Portfolio benefited from stock selection in health care and technology. In health care, Neighborcare Inc., a distributor of drugs to alternative care settings and Inveresk Research, a provider of clinical research services to the pharmaceutical industry, both received takeover offers at substantial premiums from industry competitors. In the technology sector, DRS Technologies, a provider of electronics to the defense industry, continued to post strong earnings gains, and received an indication of acquisition interest from industry competitor, L3 Communications.

In financial services, results were negatively impacted by our holdings in eSpeed, Inc. and Knight Trading Group. Both companies offer trade execution services for the fixed income and equity marketplace, and were adversely affected by declining trading volumes following the strong market rally of 2003 and early 2004. Additionally, eSpeed faced increased pricing pressure from one of its competitors.

Materials/processing results were hurt by our focus away from the commodity producers of chemicals, metals, and precious metals. Producers of commodity goods continued to benefit from strong global demand, especially from China, and years of under-investment in production infrastructure. We continue our underweight position in this sector, although we have found select names, such as Chicago Bridge & Iron, which we believe may continue to benefit from infrastructure-related builds.

In consumer discretionary, our holding in Leapfrog Enterprises, a leading supplier of educational toys to the K–6th grade marketplace, declined due to disappointing sales of its products and continued logistical missteps. Additionally, Alliance Gaming, a manufacturer of gaming systems for casinos, also declined as sales of existing products slowed and the company increased investment spending on its next generation products.

While the small cap market has currently outperformed the large cap market for the past six years, relative valuations are still only near average historical levels and, thus, we believe that we may continue to see small caps perform admirably over the course of 2005. Despite the quick market rally of the second half of 2004, earnings growth expectations for 2005 look reasonable as the domestic economy continues to expand and absolute valuations, while not at the significant discount of a few years past, are well within historical norms. We believe that the pickup in merger and acquisitions activity that was seen in 2004 should continue to be a positive backdrop for small cap performance in 2005.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2004, Lazard Retirement International Equity Portfolio posted a total return of 14.98%, as compared with the 20.25% return of the MSCI EAFE Index.

International stocks spent most of 2004 in a trading range, as strong earnings growth was offset by concerns over rising interest rates, rising oil prices, and the sustainability of the global economic rebound. However, stocks ended 2004 with their best quarterly performance of the year as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the U.S. presidential election, as uncertainty over the election’s outcome was lifted. Energy stocks were strong during the year, since oil prices rose sharply and utilities also performed well as investors sought out yield in a low interest rate environment. In contrast, technology stocks lagged as corporate spending on IT products has yet to significantly rebound. Health care stocks were hurt by the concerns over drug safety following Merck’s high profile recall of Vioxx. On a regional basis, European markets generally outperformed, helped by the rising euro, while the Japanese market lagged the broad index on concerns over the sustainability of the economic rebound.

During 2004, stock selection in health care helped the Portfolio by avoiding problem stocks like AstraZeneca, as well as from gains in Schering, which rose due to ongoing restructuring and the recent approval of its birth control pill. Also, Aventis gained based on expectations of revenue and cost synergies from the since

Lazard Retirement Series, Inc. Investment Overviews (continued)

completed acquisition by Sanofi-Synthelabo. Conversely, stock selection in financials hurt performance when reinsurers Swiss Re and Munich Re were hurt by the rash of hurricanes hitting Florida. However, while the hurricanes cause near-term costs as payments are made to their reinsurance clients, the longer-term outlook for these companies’ earnings is positive, since the upfront costs to the industry remove capacity and improve pricing discipline going forward. Stock selection in consumer discretionary also detracted from returns, as Nissan declined due to concerns regarding the steel shortage caused by the increased demand for the metal in China. However, the company stated that the shortage should have a relatively small impact on sales in the U.S., its biggest market.

For 2004 overall, the Portfolio was hurt by its overweight position in large cap stocks, while small and mid cap stocks continued to outperform. However, we are confident that the performance of large caps may improve, since their relative valuation versus small caps is very attractive, based on historical norms.

Lazard Retirement Emerging Markets Portfolio

For the year ended December 31, 2004, Lazard Retirement Emerging Markets Portfolio posted a total return of 30.59%, as compared with the 25.55% return of the MSCI EM Index.

Over the past twelve months, the emerging markets asset class has witnessed a wide swing in investor sentiment and returns. The asset class rose despite government elections in Taiwan (which included an assassination attempt), India, Indonesia and the Philip-pines, a new Prime Minister and cabinet in Russia, election protests in the Ukraine, a new government in Egypt, and impeachment proceedings in South Korea. In addition, the market had to overcome fears of a Chi-nese hard landing, the death of Yasser Arafat, and the devastating Tsunami in Southeast Asia. Yet with all of these events, the Index finished the year up by more than 25%.

The Portfolio benefited from good stock selection in energy, consumer discretionary, industrials, materials, and Brazil. Our underweight position in information technology and overweight positions in Hungary, Indonesia, Egypt, Brazil, and telecommunications also added value. Strong share performance was exhibited in Caemi and CVRD (both Brazilian) based on increased iron demand as well as future price hikes; ABSA Group (South Africa), after Barclay’s Bank made an offer for the company; and Steinhoff International and Edgars (both South African) as domestic demand for retail products has increased as interest rates decline.

Conversely, poor stock selection in health care and consumer staples, and in Hungary, subtracted value. Additional detractors included: share price declines in Delta Electronics (Thailand), as a previous acquisition has continued to have problems integrating; Harmony Gold (South Africa), which declined after making a hostile bid for Gold Fields; and Pliva (Croatia), which has witnessed increased competition and eroding profits in its core pharmaceutical generics business.

In the first quarter of 2004, the Index rose by more than 9.5% . By region, Eastern European stocks generated a particularly robust return, with especially impressive performance from Russian, Hungarian, and Czech stocks. In both Asia and Latin America, the results were decent, although less dramatic. Positive individual country performances were generated in South Korea, as well as in Malaysia, Colombia, Venezuela, and Mexico. In Taiwan, the market rose despite the bizarre assassination attempt. Only a few countries, including Brazil, India, Thailand, and China, exhibited profit taking.

In response to warnings by U.S. Federal Reserve Chairman, Alan Greenspan, over the likelihood of a new, somewhat inflationary environment, and the probability of interest rates rises, emerging markets equities experienced significant profit taking in the second quarter. Moreover, Chinese authorities announced measures aimed at curbing excessive investment, which had the effect of increasing investors’ perception of risk. After having risen almost 10% in the first quarter, the Index fell by over 10% in the second quarter. All regional markets experienced sizeable corrections, the largest ones occurring in Eastern Europe and Asia. Economically sensitive sectors, such as energy, materials, consumer discretionary, and information technology, fared poorly. Defensive sectors, such as health care and consumer staples, performed relatively well. The U.S. dollar also rallied strongly after a sustained period of weakness.

Lazard Retirement Series, Inc. Investment Overviews (concluded)

Emerging markets experienced a strong third quarter after a turbulent second quarter. Eastern European and, especially, Latin American equities led the way with significantly better performance than Asian shares. The quarter began with weak share price performance and investor caution based on several issues, including higher crude oil prices, threats of terrorism, uncertainty over the outcome of the U.S. election, and the risk of a prolonged slowdown in China. However, emerging markets equities continued to generate gains as investors re-entered commodity stocks, as concern over slowing Chinese growth moderated. The most notable feature of the quarter was record high crude oil prices.

Emerging markets equities rallied strongly during the fourth quarter of 2004, especially in the aftermath of the U.S. presidential election and lower crude oil prices. The Index rose by almost 17%, with especially good performance in Latin America. Asian markets recovered, aided by generally strong currencies and good performance in India and Indonesia. Markets in Eastern Europe lagged, although several countries finished with strong gains. South African equities moved sharply higher, aided by the strong rand. All sectors rose, with the most pronounced increases in financial services and telecommunications services. For the year, the vast majority of emerging market countries recorded an increase. The emerging markets asset class has currently sustained its first two-year period of consecutive positive returns since 1993 and 1994, which may be attracting further interest from global investors.

By sector, energy, consumer discretionary, industrials, materials, telecommunications, information technology, and financials outperformed. Conversely, health care and consumer staples underperformed.

Notes to Investment Overviews:

All returns are for the year ended December 31, 2004 and reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

Past performance is not indicative, nor a guarantee, of future results.

Lazard Retirement Series, Inc. Performance Overviews

Lazard Retirement Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Equity Portfolio
and S&P 500® Index*

Average Annual Total Returns*
Periods Ended December 31, 2004
	One	Five	Since
	Year	Years	Inception**

Retirement Equity Portfolio	11.79%	1.43%	3.79%
S&P 500 Index	10.88	(2.30)	3.15

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctu- ate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic econo- my through changes in the aggregate market value of these stocks, which represent all major industries.

**	The Portfolio’s inception date was March 18, 1998.

Lazard Retirement Series, Inc. Performance Overviews (continued)

Lazard Retirement Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Small Cap Portfolio
and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended December 31, 2004
	One	Five	Since
	Year	Years	Inception**

Retirement Small Cap Portfolio	14.89%	13.26%	9.13%
Russell 2000 Index	18.33	6.61	6.93

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).

**	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc. Performance Overviews (continued)

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement International Equity Portfolio
and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended December 31, 2004
	One	Five	Since
	Year	Years	Inception**

Retirement International Equity Portfolio	14.98%	(1.96)%	3.39%
MSCI EAFE Index.	20.25	(1.13)	5.48

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no sin- gle period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The Portfolio’s inception date was September 1, 1998.

Lazard Retirement Series, Inc. Performance Overviews (concluded)

Lazard Retirement Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Emerging Markets Portfolio
and MSCI Emerging Markets (EM®) Index*

Average Annual Total Returns*
Periods Ended December 31, 2004
	One	Five	Since
	Year	Years	Inception**

Retirement Emerging Markets Portfolio	30.59%	6.08%	5.85%
MSCI EM Index	25.55	4.34	5.27

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors.

**	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc. Information About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur ongoing costs including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

Actual Expenses

For each Portfolio of the Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Portfolio of the Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that you also bear fees and charges imposed by insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing Account Value.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	7/1/04	12/31/04	7/1/04–12/31/04	7/1/04–12/31/04

Retirement Equity Portfolio
Actual	$1,000.00	$1,073.50	$6.52	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.34	1.25%

Retirement Small Cap Portfolio
Actual	$1,000.00	$1,085.40	$6.55	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.34	1.25%

Retirement International Equity Portfolio
Actual	$1,000.00	$1,141.00	$6.73	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.34	1.25%

Retirement Emerging Markets Portfolio
Actual	$1,000.00	$1,318.20	$9.32	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.11	1.60%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector December 31, 2004

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Commercial Services	3.4%	10.9%	1.0%	2.4%
Consumer Discretionary	11.8	12.8	7.2	7.0
Consumer Durables	—	—	5.4	2.8
Consumer Staples	8.5	0.6	8.9	10.2
Energy	10.4	7.5	11.5	6.0
Financials	27.2	18.9	25.7	16.4
Health Care	6.5	10.0	8.6	1.8
Process Industry	5.2	6.4	3.8	16.1
Producer Manufacturing	7.7	5.1	5.6	0.9
Technology	7.4	12.8	3.8	12.4
Telecommunications	4.1	2.8	10.1	15.8
Transportation	1.0	4.2	0.9	1.6
Utilities	3.8	1.9	5.4	1.1
Short-Term Investments	3.0	6.1	2.1	5.5

Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Lazard Retirement Series, Inc. Portfolios of Investments December 31, 2004

Description	Shares	Value

Lazard Retirement Equity Portfolio
Common Stocks—97.0%
Aerospace & Defense—2.2%
Goodrich Corp.	700	$22,848
Lockheed Martin Corp.	650	36,108
United Technologies Corp.	450	46,507

		105,463

Airlines—0.5%
Southwest Airlines Co.	1,500	24,420

Apparel & Textiles—0.4%
Reebok International, Ltd.	400	17,600

Banking—10.0%
Bank of America Corp.	2,400	112,776
Golden West Financial Corp.	1,000	61,420
M&T Bank Corp.	250	26,960
North Fork Bancorporation, Inc.	2,100	60,585
Northern Trust Corp.	1,450	70,441
SunTrust Banks, Inc.	850	62,798
U.S. Bancorp	800	25,056
Wells Fargo & Co.	1,100	68,365

		488,401

Business Services & Supplies—4.2%
ARAMARK Corp., Class B	2,000	53,020
Automatic Data Processing, Inc.	1,100	48,785
First Data Corp.	800	34,032
IAC/InterActiveCorp. (a)	1,000	27,620
Iron Mountain, Inc. (a)	600	18,294
Pitney Bowes, Inc.	500	23,140

		204,891

Cable & Broadcasting—1.1%
Comcast Corp., Class A (a)	1,600	52,544

Chemicals—1.7%
Du Pont (E.I.) de Nemours & Co.	950	46,598
Praxair, Inc.	800	35,320

		81,918

Computer Software—2.3%
Microsoft Corp.	3,100	82,801
Oracle Corp. (a)	2,150	29,498

		112,299

Computers & Business Equipment—3.1%
Cisco Systems, Inc. (a)	1,800	34,740
Hewlett-Packard Co.	1,900	39,843
International Business Machines Corp. .	775	76,399

		150,982

Consumer Products—0.9%
Altria Group, Inc.	750	45,825

Containers—1.3%
Pactiv Corp. (a)	1,000	25,290
Sealed Air Corp. (a)	750	39,953

		65,243

Cosmetics & Toiletries—1.5%
Avon Products, Inc.	1,400	54,180
Colgate-Palmolive Co.	400	20,464

		74,644

Diversified—4.5%
Emerson Electric Co.	500	35,050
General Electric Co.	2,950	107,675
Honeywell International, Inc.	600	21,246
Tyco International, Ltd.	1,600	57,184

		221,155

Drugs & Health Care—3.3%
GlaxoSmithKline PLC ADR	700	33,173
Medco Health Solutions, Inc. (a)	1,200	49,920
Novartis AG ADR	600	30,324
Pfizer, Inc.	1,750	47,057

		160,474

Environmental—1.3%
Republic Services, Inc.	1,900	63,726

Financial Services—12.0%
American Express Co.	1,500	84,555
Citigroup, Inc.	2,600	125,268
Fifth Third Bancorp	2,000	94,560
JPMorgan Chase & Co.	2,854	111,335
MBNA Corp.	1,700	47,923
Merrill Lynch & Co., Inc.	800	47,816
Morgan Stanley	1,350	74,952

		586,409

Food & Beverages—5.0%
General Mills, Inc.	1,300	64,623
H.J. Heinz Co.	950	37,040
PepsiCo, Inc.	525	27,405
Sara Lee Corp.	1,000	24,140
Sysco Corp.	600	22,902
The Coca-Cola Co.	1,300	54,119
The Pepsi Bottling Group, Inc.	500	13,520

		243,749

Forest & Paper Products—1.1%
International Paper Co.	1,300	54,600

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Retirement Equity Portfolio (concluded)
Insurance—6.0%
American International Group, Inc.	1,100	$72,237
Berkshire Hathaway, Inc., Class B (a)	23	67,528
Jefferson-Pilot Corp.	700	36,372
RenaissanceRe Holdings, Ltd.	1,000	52,080
The St. Paul Travelers Cos., Inc.	700	25,949
WellPoint, Inc. (a)	325	37,375

		291,541

Leisure & Entertainment—0.5%
Mattel, Inc.	1,300	25,337

Machinery—0.5%
Deere & Co.	350	26,040

Medical Products & Services—2.5%
Baxter International, Inc.	1,000	34,540
Johnson & Johnson	1,000	63,420
MedImmune, Inc. (a)	800	21,688

		119,648

Metals & Mining—1.1%
Alcoa, Inc.	1,700	53,414

Multimedia—6.1%
Clear Channel Communications, Inc.	600	20,094
News Corp., Class A	7,400	138,084
Time Warner, Inc. (a)	2,800	54,432
Tribune Co.	900	37,926
Viacom, Inc., Class B	1,300	47,307

		297,843

Oil & Gas—10.3%
Burlington Resources, Inc.	1,300	56,550
ChevronTexaco Corp.	1,300	68,263
ConocoPhillips	750	65,122
Exxon Mobil Corp.	3,000	153,780
GlobalSantaFe Corp.	1,950	64,565
Marathon Oil Corp.	300	11,283
Occidental Petroleum Corp.	300	17,508
Schlumberger, Ltd.	400	26,780
Unocal Corp.	950	41,078

		504,929

Restaurants—1.1%
Brinker International, Inc. (a)	700	24,549
Darden Restaurants, Inc.	1,000	27,740

		52,289

Retail—3.1%
Sears, Roebuck & Co.	500	25,515
Target Corp.	500	25,965
The Home Depot, Inc.	1,300	55,562
Wal-Mart Stores, Inc.	850	44,897

		151,939

Semiconductors & Components—2.0%
Intel Corp.	1,500	35,085
Novellus Systems, Inc. (a)	1,400	39,046
Texas Instruments, Inc.	1,000	24,620

		98,751

Telecommunications—3.0%
BellSouth Corp.	1,200	33,348
Nextel Communications, Inc., Class A (a)	400	12,000
Sprint Corp.	1,100	27,335
Verizon Communications, Inc.	1,850	74,944

		147,627

Transportation—0.6%
Union Pacific Corp.	400	26,900

Utilities—3.8%
Ameren Corp.	500	25,070
Duke Energy Corp.	600	15,198
Entergy Corp.	500	33,795
KeySpan Corp.	1,400	55,230
The Southern Co.	1,650	55,308

		184,601

Total Common Stocks
(Identified cost $3,980,667)		4,735,202

Warrant—0.0%
Computers & Business Equipment—0.0%
Lucent Technologies, Inc.,
12/10/07
(Identified cost $0) (a), (d)	267	422

	Principal
	Amount
	(000)

Repurchase Agreement—3.0%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$140,000 United States Treasury
Note, 6.625%, 05/15/07, with a
value of $152,160)
Proceeds of $146,017
(Identified cost $146,000)	$146	146,000

Total Investments
(Identified cost $4,126,667) (b)	100.0%	$4,881,624
Cash and Other Assets in Excess
of Liabilities	—	1,131

Net Assets	100.0%	$4,882,755

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Retirement Small Cap Portfolio
Common Stocks—95.0%
Aerospace & Defense—2.2%
DRS Technologies, Inc. (a)	27,600	$1,178,796
Esterline Technologies Corp. (a)	12,400	404,860
The Titan Corp. (a)	55,100	892,620

		2,476,276

Agriculture—0.8%
Delta & Pine Land Co.	33,900	924,792

Apparel & Textiles—4.8%
AnnTaylor Stores Corp. (a)	28,200	607,146
Hot Topic, Inc. (a)	51,900	892,161
K-Swiss, Inc., Class A	19,400	564,928
The Gymboree Corp. (a)	59,000	756,380
The Sports Authority, Inc. (a)	34,600	890,950
The Timberland Co., Class A (a)	13,000	814,710
The Warnaco Group, Inc. (a)	39,500	853,200

		5,379,475

Automotive—2.2%
CSK Auto Corp. (a)	43,500	728,190
Rush Enterprises, Inc., Class A (a)	26,600	431,718
TBC Corp. (a)	27,300	758,940
Winnebago Industries, Inc.	13,600	531,216

		2,450,064

Banking—7.3%
Bank of the Ozarks, Inc.	2,200	74,866
First Community Bancorp	13,200	563,640
First Midwest Bancorp, Inc.	20,600	747,574
First Republic Bank	11,700	620,100
Hudson United Bancorp	7,800	307,164
MB Financial, Inc.	13,500	569,025
Provident Bankshares Corp.	18,900	687,393
Sterling Bancshares, Inc.	69,200	987,484
Texas Regional Bancshares, Inc.,
Class A	17,400	568,632
Umpqua Holdings Corp.	18,800	473,948
United Bankshares, Inc.	25,700	980,455
W Holding Co., Inc.	26,068	598,003
Westamerica Bancorporation	16,100	938,791

		8,117,075

Building & Construction—1.5%
Chicago Bridge & Iron Co. NV,
NY Shares	19,800	792,000
The Shaw Group, Inc. (a)	48,500	865,725

		1,657,725

Business Services & Supplies—8.4%
ADVO, Inc.	38,900	1,386,785
Arbitron, Inc. (a)	30,700	1,202,826
BearingPoint, Inc. (a)	72,400	581,372
Herman Miller, Inc.	38,000	1,049,940
MPS Group, Inc. (a)	76,000	931,760
ProQuest Co. (a)	22,100	656,370
Tetra Tech, Inc. (a)	64,300	1,076,382
The BISYS Group, Inc. (a)	49,000	806,050
Veritas DGC, Inc. (a)	35,400	793,314
Watson Wyatt & Co. Holdings	32,000	862,400

		9,347,199

Chemicals—2.5%
Ferro Corp.	19,300	447,567
Olin Corp.	41,900	922,638
PolyOne Corp. (a)	67,500	611,550
Spartech Corp.	30,500	826,245

		2,808,000

Coal—0.7%
Foundation Coal Holdings, Inc.	31,500	726,390

Computer Software—2.5%
Avocent Corp. (a)	13,800	559,176
Catapult Communications Corp. (a)	6,200	149,792
JDA Software Group, Inc. (a)	32,000	435,840
SERENA Software, Inc. (a)	41,500	898,060
Verity, Inc. (a)	52,200	684,864

		2,727,732

Computers & Business Equipment—2.5%
Advanced Digital Information
Corp. (a)	54,300	544,086
Black Box Corp.	1,600	76,832
Foundry Networks, Inc. (a)	50,700	667,212
Komag, Inc. (a)	46,300	869,514
Photon Dynamics, Inc. (a)	27,500	667,700

		2,825,344

Consumer Products—1.1%
Jarden Corp. (a)	8,300	360,552
The Scotts Co., Class A (a)	12,200	896,944

		1,257,496

Diversified—0.9%
The Liberty Corp.	21,800	958,328

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (continued)
Drugs & Health Care—6.6%
Able Laboratories, Inc. (a)	28,000	$637,000
Andrx Corp. (a)	43,200	943,056
Beverly Enterprises, Inc. (a)	115,700	1,058,655
Kindred Healthcare, Inc. (a)	34,000	1,018,300
LifePoint Hospitals, Inc. (a)	39,300	1,368,426
MIM Corp. (a)	85,800	544,830
Select Medical Corp.	63,600	1,119,360
Taro Pharmaceutical Industries, Ltd. (a)	17,100	581,913

		7,271,540

Education—2.0%
Corinthian Colleges, Inc. (a)	40,700	766,992
DeVry, Inc. (a)	31,400	545,104
Leapfrog Enterprises, Inc. (a)	1,500	20,400
Learning Tree International, Inc. (a)	67,900	909,860

		2,242,356

Electrical Equipment—2.8%
Coherent, Inc. (a)	26,000	791,440
General Cable Corp. (a)	12,300	170,355
GrafTech International, Ltd. (a)	56,800	537,328
Plexus Corp. (a)	52,700	685,627
Rogers Corp. (a)	20,700	892,170

		3,076,920

Electronics—1.8%
Metrologic Instruments, Inc. (a)	33,700	716,125
TTM Technologies, Inc. (a)	104,400	1,231,920

		1,948,045

Environmental—0.5%
Waste Connections, Inc. (a)	15,950	546,288

Equipment Rental—0.4%
United Rentals, Inc. (a)	25,200	476,280

Financial Services—5.0%
Calamos Asset Management, Inc.,
Class A	23,300	629,100
eSpeed, Inc., Class A (a)	67,300	832,501
Financial Federal Corp. (a)	17,000	666,400
IndyMac Bancorp, Inc.	13,200	454,740
Knight Trading Group, Inc., Class A (a)	103,700	1,135,515
MAF Bancorp, Inc.	20,100	900,882
The South Financial Group, Inc.	28,200	917,346

		5,536,484

Food & Beverages—0.6%
Performance Food Group Co. (a)	25,400	683,514

Forest & Paper Products—0.5%
Packaging Corp. of America	22,400	527,520

Household Products & Home
Furnishings—0.4%
Cost Plus, Inc. (a)	14,100	453,033

Industrial & Machinery—1.9%
Roper Industries, Inc.	18,100	1,099,937
Tecumseh Products Co., Class A	21,300	1,018,140

		2,118,077

Insurance—3.3%
Arch Capital Group, Ltd. (a)	28,800	1,114,560
Assured Guaranty, Ltd.	49,200	967,764
Bristol West Holdings, Inc.	7,800	156,000
Max Re Capital, Ltd.	30,700	654,831
Reinsurance Group of America, Inc.	15,900	770,355

		3,663,510

Leisure & Entertainment—1.1%
Alliance Gaming Corp. (a)	57,400	792,694
WMS Industries, Inc. (a)	13,200	442,728

		1,235,422

Medical Products & Services—3.5%
Bio-Rad Laboratories, Inc., Class A (a)	800	45,896
Charles River Laboratories
International, Inc. (a)	6,288	289,311
Cutera, Inc.	7,900	98,592
DJ Orthopedics, Inc. (a)	42,000	899,640
Hanger Orthopedic Group, Inc. (a)	12,900	104,490
INAMED Corp. (a)	15,950	1,008,837
Martek Biosciences Corp. (a)	8,600	440,320
PSS World Medical, Inc. (a)	72,400	906,086
Respironics, Inc. (a)	800	43,488
Viasys Healthcare, Inc. (a)	4,000	76,000

		3,912,660

Oil & Gas—6.9%
Bill Barrett Corp.	7,300	233,527
Denbury Resources, Inc. (a)	20,500	562,725
Energy Partners, Ltd. (a)	21,200	429,724
Forest Oil Corp. (a)	20,900	662,948
Grey Wolf, Inc. (a)	104,300	549,661
Hanover Compressor Co. (a)	51,400	726,282
Key Energy Services, Inc. (a)	108,800	1,283,840
Kinder Morgan Management, LLC (a)	21,484	874,399
Maverick Tube Corp. (a)	13,800	418,140
Range Resources Corp.	28,500	583,110
The Houston Exploration Co. (a)	12,000	675,720
Whiting Petroleum Corp. (a)	22,700	686,675

		7,686,751

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (concluded)
Printing & Publishing—1.9%
Journal Register Co. (a)	56,668	$1,095,392
R. H. Donnelley Corp. (a)	17,700	1,045,185

		2,140,577

Real Estate—3.1%
Alexandria Real Estate Equities, Inc.	5,500	409,310
Capital Automotive REIT	10,400	369,460
CarrAmerica Realty Corp.	15,100	498,300
Inland Real Estate Corp.	21,800	347,710
Lexington Corporate Properties Trust	25,300	571,274
Prentiss Properties Trust	8,200	313,240
The Mills Corp.	14,500	924,520

		3,433,814

Restaurants—0.6%
CBRL Group, Inc.	15,900	665,415

Retail—1.5%
99 Cents Only Stores (a)	50,500	816,080
Tractor Supply Co. (a)	22,300	829,783

		1,645,863

Semiconductors & Components—3.5%
AMIS Holdings, Inc. (a)	53,300	880,516
Benchmark Electronics, Inc. (a)	20,700	705,870
Brooks Automation, Inc. (a)	41,400	712,908
Exar Corp. (a)	81,000	1,149,390
Ultratech, Inc. (a)	22,600	426,010

		3,874,694

Steel—0.6%
Schnitzer Steel Industries, Inc.,
Class A	9,400	318,942
Steel Dynamics, Inc.	8,400	318,192

		637,134

Telecommunications—2.9%
C-COR, Inc. (a)	109,500	1,018,350
CommScope, Inc. (a)	52,900	999,810
Ditech Communications Corp. (a)	28,700	429,065
Oplink Communications, Inc. (a)	104,000	204,880
Wireless Facilities, Inc. (a)	56,800	536,192

		3,188,297

Transportation—4.2%
AirTran Holdings, Inc. (a)	72,500	775,750
Forward Air Corp. (a)	17,100	764,370
OMI Corp.	40,900	689,165
Overnite Corp.	18,500	688,940
Pacer International, Inc. (a)	55,800	1,186,308
Swift Transportation Co., Inc. (a)	26,200	562,776

		4,667,309

Utilities—2.0%
AGL Resources, Inc.	22,000	731,280
Cleco Corp.	39,400	798,244
New Jersey Resources Corp.	15,100	654,434

		2,183,958

Total Common Stocks
(Identified cost $91,811,517)		105,471,357

	Principal
	Amount
	(000)

Repurchase Agreement—6.2%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$6,995,000 United States Treasury
Note, 2.50%, 09/30/06, with a
value of $6,976,897)
Proceeds of $6,840,798
(Identified cost $6,840,000)	$6,840	6,840,000

Total Investments
(Identified cost $98,651,517) (b)	101.2%	$112,311,357
Liabilities in Excess of Cash and
Other Assets	(1.2)	(1,329,486)

Net Assets	100.0%	$110,981,871

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Retirement International Equity Portfolio
Common Stocks—97.4%
Finland—4.4%
Nokia Oyj	409,300	$6,464,681
Stora Enso Oyj, R Shares	174,700	2,676,185

Total Finland		9,140,866

France—11.6%
Carrefour SA	66,900	3,186,321
Credit Agricole SA	126,900	3,829,251
Lagardere SCA	27,930	2,015,880
Sanofi-Aventis	60,308	4,820,050
Schneider Electric SA	16,800	1,169,172
Total SA	25,993	5,677,688
Vivendi Universal SA (a)	102,900	3,285,471

Total France		23,983,833

Germany—10.9%
Deutsche Telekom AG (a)	253,500	5,737,087
E.ON AG	52,100	4,748,982
Schering AG	61,200	4,576,066
Siemens AG	41,400	3,510,306
Volkswagen AG	87,000	3,943,795

Total Germany		22,516,236

Ireland—2.8%
Bank of Ireland	224,900	3,744,767
CRH PLC	80,847	2,164,858

Total Ireland		5,909,625

Italy—4.2%
Enel SpA	217,600	2,138,437
Eni SpA	203,375	5,091,977
Terna SpA	476,400	1,366,323

Total Italy		8,596,737

Japan—19.4%
ACOM Co., Ltd.	24,360	1,823,375
Aiful Corp.	8,800	967,854
East Japan Railway Co.	347	1,930,223
Fanuc, Ltd.	50,300	3,288,865
Fujitsu, Ltd.	434,800	2,830,210
Mitsubishi Estate Co., Ltd.	260,000	3,044,793
Murata Manufacturing Co., Ltd.	63,100	3,528,477
NEC Electronics Corp.	29,000	1,415,048
Nissan Motor Co., Ltd.	360,900	3,923,515
Nomura Holdings, Inc.	300,000	4,373,963
NTT DoCoMo, Inc.	1,370	2,526,886
Shin-Etsu Chemical Co., Ltd.	75,500	3,094,564
Takeda Pharmaceutical Co., Ltd.	42,700	2,150,210
The Sumitomo Trust and
Banking Co., Ltd.	280,000	2,024,788
Tokyo Gas Co., Ltd.	753,000	3,086,367

Total Japan		40,009,138

Netherlands—6.3%
Heineken NV	55,463	1,849,269
Koninklijke (Royal) Philips
Electronics NV	133,650	3,544,259
Royal Dutch Petroleum Co.	133,200	7,667,555

Total Netherlands		13,061,083

Norway—1.9%
DnB NOR ASA	145,300	1,433,412
Statoil ASA	157,500	2,470,425

Total Norway		3,903,837

Singapore—1.2%
Oversea-Chinese Banking Corp., Ltd.	294,050	2,431,803

Switzerland—6.8%
Compagnie Financiere Richemont AG,
A Shares	66,000	2,196,904
Credit Suisse Group (a)	127,170	5,345,815
Nestle SA	11,000	2,877,935
Swiss Re	51,300	3,658,808

Total Switzerland		14,079,462

United Kingdom—27.9%
Barclays PLC	434,900	4,892,896
BP PLC	292,420	2,852,002
Cadbury Schweppes PLC	218,740	2,036,802
Diageo PLC	311,975	4,450,283
EMAP PLC	81,500	1,276,029
GlaxoSmithKline PLC	271,000	6,357,985
HSBC Holdings PLC	361,186	6,095,352
Imperial Tobacco Group PLC	105,080	2,878,876
Kesa Electricals PLC	197,420	1,070,751
Marks & Spencer Group PLC	271,500	1,787,899
Prudential PLC	396,783	3,450,883
Rentokil Initial PLC	715,700	2,030,194
Rio Tinto PLC	67,800	1,995,496
Royal Bank of Scotland Group PLC	176,400	5,933,510
Unilever PLC	440,700	4,327,805
Vodafone Group PLC	2,311,900	6,269,552

Total United Kingdom		57,706,315

Total Common Stocks
(Identified cost $170,534,249)		201,338,935

Preferred Stock—0.5%
Germany—0.5%
Porsche AG
(Identified cost $873,939)	1,680	1,072,122

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Portfolios of Investments (continued) December 31, 2004

	Principal
	Amount
Description	(000)	Value

Lazard Retirement International Equity Portfolio
(concluded)
Repurchase Agreement—2.1%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$4,375,000 United States Treasury
Note, 2.50%, 09/30/06, with a
value of $4,363,678)
Proceeds of $4,276,499
(Identified cost $4,276,000)	$4,276	$4,276,000

Description		Value

Total Investments
(Identified cost $175,684,188) (b)	100.0%	$206,687,057
Liabilities in Excess of Cash and
Other Assets	—	(62,185)

Net Assets	100.0%	$206,624,872

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
Common Stocks—86.4%
Brazil—8.2%
Brasil Telecom Participacoes SA ADR	5,400	$206,010
Companhia de Concessoes
Rodoviarias	11,400	249,375
Companhia Vale do Rio Doce ADR	31,200	905,112
Empresa Brasileira de Aeronautica SA
ADR	8,200	274,208
Grendene SA (a)	15,000	177,899
Petroleo Brasileiro SA ADR	10,900	433,602
Souza Cruz SA	27,700	371,489

Total Brazil		2,617,695

Chile—1.0%
Administradora de Fondos de Pensiones
Provida SA Sponsored ADR	11,360	323,760

China—0.8%
People’s Food Holdings, Ltd.	278,000	255,452

Croatia—0.7%
Pliva d.d. GDR (c)	17,400	224,860

Czech Republic—0.8%
Cesky Telecom AS	14,900	247,552

Egypt—4.1%
Commercial International Bank	88,400	565,789
Orascom Construction Industries	33,000	394,043
Orascom Telecom Holding SAE (a)	8,200	344,413

Total Egypt		1,304,245

Hong Kong—4.3%
China Mobile (Hong Kong), Ltd.
Sponsored ADR	21,820	374,431
China Netcom Group Corp.
(Hong Kong), Ltd.	40,000	54,293
CNOOC, Ltd. ADR	4,700	254,693
Hutchison Telecommunications
International, Ltd. (a)	243,000	220,406
Pacific Basin Shipping, Ltd.	586,000	252,563
Texwinca Holdings, Ltd.	222,000	209,927

Total Hong Kong		1,366,313

Hungary—2.0%
Gedeon Richter Rt.	2,700	339,135
MOL Magyar Olaj-es Gazipari Rt.	4,000	281,312

Total Hungary		620,447

India—8.1%
Hero Honda Motors, Ltd.	22,650	297,571
Hindalco Industries, Ltd. GDR (c)	12,800	421,504
Hindustan Lever, Ltd.	75,600	249,565
Reliance Industries, Ltd.	38,500	472,770
Satyam Computer Services, Ltd.	48,900	461,102
State Bank of India	45,300	679,917

Total India		2,582,429

Indonesia—3.7%
PT Hanjaya Mandala Sampoerna Tbk	923,900	661,884
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	24,500	514,990

Total Indonesia		1,176,874

Israel—1.0%
Bank Hapoalim, Ltd.	90,300	304,553

Mexico—6.5%
America Telecom SA de CV,
Series A1 Shares (a)	80,200	230,304
Fomento Economico Mexicano SA
de CV Sponsored ADR	4,810	253,054
Grupo Televisa SA Sponsored ADR	5,600	338,800
Kimberly-Clark de Mexico SA de CV,
Series A Shares	68,800	237,624
Telefonos de Mexico SA de CV,
Series L Shares Sponsored ADR	19,000	728,080
Urbi, Desarrollos Urbanos, SA de CV	63,400	276,988

Total Mexico		2,064,850

Morocco—0.1%
Maroc Telecom	2,500	26,306

Netherlands—0.2%
Efes Breweries International
Sponsored GDR (a), (c)	2,100	63,000

Peru—0.8%
Credicorp, Ltd.	15,600	246,636

Philippines—0.7%
Philippine Long Distance Telephone Co.
Sponsored ADR (a)	9,000	224,370

Russia—2.1%
LUKOIL Sponsored ADR	3,720	455,700
Mobile TeleSystems Sponsored ADR	400	55,404
Wimm-Bill-Dann Foods OJSC ADR (a)	10,300	147,393

Total Russia		658,497

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Portfolios of Investments (concluded) December 31, 2004

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio (concluded)
South Africa—12.0%
Edgars Consolidated Stores, Ltd.	9,100	$488,214
Harmony Gold Mining Co., Ltd.
Sponsored ADR	6,800	63,036
Impala Platinum Holdings, Ltd.	6,400	544,149
Kumba Resources, Ltd.	53,500	417,839
Old Mutual PLC	213,600	543,371
Sanlam, Ltd.	107,100	247,136
Sappi, Ltd.	32,300	475,864
Sasol, Ltd.	20,800	446,736
Steinhoff International Holdings, Ltd.	258,603	578,371

Total South Africa		3,804,716

South Korea—18.9%
Daewoo Shipbuilding & Marine
Engineering Co., Ltd. GDR (c)	13,600	357,000
Hite Brewery Co., Ltd.	2,900	239,519
Hyundai Motor Co.	6,050	324,358
Kookmin Bank (a)	22,090	864,224
KT Corp. Sponsored ADR	14,090	307,303
LG Chem, Ltd.	6,900	274,947
LG Electronics, Inc.	3,600	222,913
LG Household & Health Care, Ltd.	10,000	265,166
LG Philips LCD Co., Ltd. ADR	12,500	224,875
POSCO ADR	8,190	364,701
Samsung Electronics Co., Ltd. GDR (c)	5,826	1,275,894
Samsung Fire & Marine
Insurance Co., Ltd.	4,542	357,586
Samsung SDI Co., Ltd.	2,360	257,612
SK Telecom Co., Ltd.	1,800	342,543
SK Telecom Co., Ltd. ADR	13,945	310,276

Total South Korea		5,988,917

Taiwan—7.2%
Advantech Co., Ltd.	149,645	363,606
Chinatrust Financial Holding Co., Ltd.	223,080	266,795
Compal Electronics, Inc.	94,783	94,813
Compal Electronics, Inc. GDR	17,683	87,884
Fubon Financial Holding Co., Ltd.	311,000	318,949
Hon Hai Precision Industry Co., Ltd.	113,249	525,327
Taiwan Semiconductor Manufacturing
Co., Ltd.	403,000	642,206

Total Taiwan		2,299,580

Thailand—0.5%
Thai Union Frozen Products PCL	262,900	167,823

Turkey—1.5%
Akbank TAS	77,400,850	479,271

Venezuela—1.2%
Compania Anonima Nacional
Telefonos de Venezuela ADR	16,485	369,099

Total Common Stocks
(Identified cost $21,068,664)		27,417,245

Preferred Stocks—7.9%
Brazil—7.9%
Caemi Mineracao
e Metalurgia SA (a)	1,031,050	885,088
Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar Sponsored ADR	8,400	215,040
Companhia de Bebidas das
Americas ADR	11,270	319,279
Companhia Paranaense de
Energia-Copel Sponsored ADR	77,000	344,190
Telemar Norte Leste SA	17,142	435,972
Usinas Siderurgicas de Minas
Gerais SA	15,000	304,688

Total Brazil		2,504,257

Total Preferred Stocks
(Identified cost $1,509,519)		2,504,257

	Principal
	Amount
	(000)

Repurchase Agreement—5.5%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$1,775,000 United States Treasury
Note, 2.50%, 09/30/06, with a
value of $1,770,406)
Proceeds of $1,735,202
(Identified cost $1,735,000)	$1,735	1,735,000

Total Investments
(Identified cost $24,313,183) (b)	99.8%	$31,656,502
Cash and Other Assets in Excess
of Liabilities	0.2	53,479

Net Assets	100.0%	$31,709,981

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Notes to Portfolios of Investments December 31, 2004

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation is as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Portfolio	Cost	Appreciation	Depreciation	Appreciation

Retirement Equity	$4,192,403	$729,521	$40,300	$689,221
Retirement Small Cap	98,857,945	15,407,233	1,953,821	13,453,412
Retirement International Equity	176,783,171	31,168,558	1,264,672	29,903,886
Retirement Emerging Markets	24,744,863	7,025,003	113,364	6,911,639

(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”

(d)	Date shown is the expiration date.

Security Abbreviations: ADR —American Depositary Receipt GDR—Global Depositary Receipt REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Notes to Portfolios of Investments (concluded) December 31, 2004

Portfolio holdings by industry, for those Portfolios previously presented by country:

	Lazard	Lazard
	Retirement	Retirement
	International	Emerging
	Equity	Markets
	Portfolio	Portfolio

Industry
Aerospace & Defense	—%	0.9%
Apparel & Textiles	—	2.8
Automotive	4.3	2.0
Banking	16.1	10.0
Brewery	0.9	2.8
Broadcasting	—	1.1
Building & Construction	1.0	2.1
Chemicals	1.5	2.4
Computers & Business Equipment	1.4	4.8
Diversified	5.7	—
Drugs & Health Care	8.7	1.8
Electrical Equipment	0.6	—
Electronics	3.3	6.2
Financial Services	4.6	2.8
Food & Beverages	4.5	1.8
Forest & Paper Products	1.3	2.2
Household Products & Home Furnishings	—	3.4
Insurance	3.4	3.6
Metals & Mining	1.0	10.2
Multimedia	1.6	—
Oil & Gas	11.5	5.9
Printing & Publishing	0.6	—
Real Estate	1.5	—
Retail	4.0	0.7
Semiconductors & Components	2.4	2.0
Shipbuilding	—	1.1
Steel	—	2.1
Telecommunications	10.2	15.7
Tobacco	1.4	3.2
Transportation	0.9	1.6
Utilities	5.5	1.1

Subtotal	97.9	94.3
Repurchase Agreements	2.1	5.5

Total Investments	100.0%	99.8%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Statements of Assets and Liabilities December 31, 2004

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$4,881,624	$112,311,357	$206,687,057	$31,656,502
Cash	1,119	752	—	1,203
Foreign currency	—	—	242,959	112,333
Receivables for:
Investments sold	—	570,618	—	131,661
Dividends and interest	6,027	56,374	322,298	62,269
Capital stock sold	—	52,675	59,423	106,019
Amount due from Investment Manager	4,528	—	—	4,320

Total assets	4,893,298	112,991,776	207,311,737	32,074,307

LIABILITIES
Payables for:
Amount due to Custodian	—	—	382	—
Management fees	—	56,271	102,186	—
Accrued distribution fees	1,018	22,761	42,457	6,207
Accrued directors’ fees	20	427	803	112
Investments purchased	—	1,769,911	242,960	324,795
Capital stock repurchased	1,644	135,640	247,039	7,707
Other accrued expenses and payables	7,861	24,895	51,038	25,505

Total liabilities	10,543	2,009,905	686,865	364,326

Net assets	$4,882,755	$110,981,871	$206,624,872	$31,709,981

NET ASSETS
Paid in capital	$4,798,135	$88,038,952	$170,895,397	$22,688,191
Undistributed net investment income	34,626	39,674	1,560,474	164,174
Accumulated undistributed net realized gain (loss)	(704,963)	9,243,405	3,155,893	1,515,253
Net unrealized appreciation (depreciation) on:
Investments	754,957	13,659,840	31,002,869	7,343,319
Foreign currency	—	—	10,239	(956)

Net assets	$4,882,755	$110,981,871	$206,624,872	$31,709,981

Shares of capital stock outstanding*	454,488	6,567,766	17,398,250	2,279,740
Net asset value, offering and redemption price per share	$10.74	$16.90	$11.88	$13.91

Cost of investments in securities	$4,126,667	$98,651,517	$175,684,188	$24,313,183
Cost of foreign currency	$—	$—	$243,130	$112,010

*$0.001 par value, 500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Statements of Operations For the year ended December 31, 2004

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME (LOSS)
Income:
Dividends	$90,579	$742,437	$3,705,472	$562,266
Interest	2,112	58,173	82,505	13,206

Total investment income*	92,691	800,610	3,787,977	575,472

Expenses:
Management fees.	34,831	667,426	1,236,363	211,039
Administration fees	38,482	55,453	70,672	41,790
Distribution fees	11,611	222,475	412,121	52,760
Custodian fees	38,221	94,933	265,696	138,048
Professional services	27,629	61,307	85,715	33,431
Shareholders’ services	13,891	14,868	13,875	14,066
Shareholders’ reports	480	9,411	17,819	2,243
Directors’ fees and expenses	350	6,749	12,536	1,605
Registration fees	—	2,250	5,800	1,000
Other	833	3,595	5,975	1,334

Total gross expenses	166,328	1,138,467	2,126,572	497,316
Management fees waived and expenses reimbursed	(89,352)	(26,295)	(65,602)	(143,986)
Administration fees waived	(18,750)	—	—	(15,625)
Expense reductions	(161)	(116)	(42)	—

Total net expenses	58,065	1,112,056	2,060,928	337,705

Net investment income (loss)	34,626	(311,446)	1,727,049	237,767

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	360,960	12,747,580	13,341,333	2,469,511
Foreign currency	—	—	(294,530)	(33,736)
Net change in unrealized appreciation (depreciation) on:
Investments	122,238	987,411	10,932,536	3,885,037
Foreign currency	—	—	(1,169)	(882)

Net realized and unrealized gain on
investments and foreign currency	483,198	13,734,991	23,978,170	6,319,930

Net increase in net assets resulting from operations	$517,824	$13,423,545	$25,705,219	$6,557,697

*Net of foreign withholding taxes of	$215	$1,352	$469,354	$63,972

**Net of foreign capital gains taxes of	$—	$—	$—	$40,192

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	Equity Portfolio		Small Cap Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$34,626	$28,647	$(311,446)	$18,430
Net realized gain (loss) on investments and
foreign currency	360,960	(92,184)	12,747,580	686,179
Net change in unrealized appreciation on investments
and foreign currency	122,238	902,615	987,411	17,431,107

Net increase in net assets resulting from operations	517,824	839,078	13,423,545	18,135,716

Distributions to shareholders:
From net investment income	(28,362)	(27,594)	—	—

Net decrease in net assets resulting from distributions	(28,362)	(27,594)	—	—

Capital stock transactions:
Net proceeds from sales	903,217	1,551,110	33,080,756	26,651,205
Net proceeds from reinvestment of distributions	28,362	27,594	—	—
Cost of shares redeemed	(1,128,942)	(1,549,867)	(12,157,934)	(15,604,009)

Net increase (decrease) in net assets from
capital stock transactions	(197,363)	28,837	20,922,822	11,047,196

Total increase in net assets	292,099	840,321	34,346,367	29,182,912
Net assets at beginning of year	4,590,656	3,750,335	76,635,504	47,452,592

Net assets at end of year*	$4,882,755	$4,590,656	$110,981,871	$76,635,504

*Includes undistributed net investment income	$34,626	$28,362	$39,674	$25,784

Shares issued and repurchased:
Shares outstanding at beginning of year	474,564	477,899	5,208,046	4,426,956

Shares sold	90,351	183,710	2,159,611	2,115,827
Shares issued to shareholders from reinvestment
of distributions	2,976	3,146	—	—
Shares repurchased	(113,403)	(190,191)	(799,891)	(1,334,737)

Net increase (decrease)	(20,076)	(3,335)	1,359,720	781,090

Shares outstanding at end of year	454,488	474,564	6,567,766	5,208,046

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Statements of Changes in Net Assets (concluded)

	Lazard Retirement		Lazard Retirement
	International Equity Portfolio		Emerging Markets Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,727,049	$974,620	$237,767	$173,586
Net realized gain (loss) on investments and
foreign currency	13,046,803	(280,978)	2,435,775	725,996
Net change in unrealized appreciation on investments
and foreign currency	10,931,367	22,845,803	3,884,155	3,845,344

Net increase in net assets resulting from operations	25,705,219	23,539,445	6,557,697	4,744,926

Distributions to shareholders:
From net investment income	(902,561)	(277,086)	(149,218)	(6,053)

Net decrease in net assets resulting from distributions	(902,561)	(277,086)	(149,218)	(6,053)

Capital stock transactions:
Net proceeds from sales	53,897,043	63,763,176	15,109,672	7,220,084
Net proceeds from reinvestment of distributions	902,561	277,085	149,218	6,053
Cost of shares redeemed	(3,420,702)	(5,772,339)	(5,894,616)	(3,993,091)

Net increase in net assets from capital
stock transactions	51,378,902	58,267,922	9,364,274	3,233,046

Total increase in net assets	76,181,560	81,530,281	15,772,753	7,971,919
Net assets at beginning of year	130,443,312	48,913,031	15,937,228	7,965,309

Net assets at end of year*	$206,624,872	$130,443,312	$31,709,981	$15,937,228

*Includes undistributed net investment income	$1,560,474	$673,334	$164,174	$149,552

Shares issued and repurchased:
Shares outstanding at beginning of year	12,557,244	6,029,034	1,485,424	1,134,215

Shares sold	5,070,060	7,205,275	1,304,409	846,872
Shares issued to shareholders from reinvestment
of distributions	90,528	30,822	14,198	711
Shares repurchased	(319,582)	(707,887)	(524,291)	(496,374)

Net increase	4,841,006	6,528,210	794,316	351,209

Shares outstanding at end of year	17,398,250	12,557,244	2,279,740	1,485,424

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Financial Highlights Selected data for a share of capital stock outstanding throughout each year:

LAZARD RETIREMENT EQUITY PORTFOLIO

			Year Ended

	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$9.67	$7.85	$9.38	$10.20	$11.53

Income (loss) from investment operations:
Net investment income	0.08	0.06	0.06	0.06	0.07
Net realized and unrealized gain (loss)	1.05	1.82	(1.58)	(0.82)	(0.10)

Total from investment operations	1.13	1.88	(1.52)	(0.76)	(0.03)

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.01)	(0.06)	(0.07)
Net realized gains	—	—	—	—	(1.23)

Total distributions	(0.06)	(0.06)	(0.01)	(0.06)	(1.30)

Net asset value, end of year	$10.74	$9.67	$7.85	$9.38	$10.20

Total Return (a)	11.79%	24.01%	(16.25)%	(7.47)%	(0.09)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,883	$4,591	$3,750	$5,015	$3,232
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses	3.58%	3.89%	3.74%	3.25%	5.07%
Net investment income	0.75%	0.73%	0.58%	0.63%	0.74%
Portfolio turnover rate	59%	56%	94%	141%	133%

LAZARD RETIREMENT SMALL CAP PORTFOLIO
	Year Ended

	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$14.71	$10.72	$13.08	$11.75	$9.82

Income (loss) from investment operations:
Net investment income	— (b)	— (b)	0.01	0.01	0.03
Net realized and unrealized gain (loss)	2.19	3.99	(2.32)	2.15	2.03

Total from investment operations	2.19	3.99	(2.31)	2.16	2.06

Less distributions from:
Net investment income	—	—	—	(0.01)	(0.03)
Net realized gains	—	—	(0.05)	(0.82)	(0.10)

Total distributions	—	—	(0.05)	(0.83)	(0.13)

Net asset value, end of year	$16.90	$14.71	$10.72	$13.08	$11.75

Total Return (a)	14.89%	37.22%	(17.68)%	18.63%	21.05%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$110,982	$76,636	$47,453	$42,164	$15,205
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses	1.28%	1.37%	1.42%	1.67%	2.76%
Net investment income (loss)	(0.35)%	0.03%	(0.17)%	0.09%	0.42%
Portfolio turnover rate	98%	78%	108%	78%	67%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim-
bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

(b)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Financial Highlights (concluded) Selected data for a share of capital stock outstanding throughout each year:

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

			Year Ended

	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$10.39	$8.11	$9.09	$12.01	$13.49

Income (loss) from investment operations:
Net investment income	0.09	0.04	0.05	0.01	0.10
Net realized and unrealized gain (loss)	1.46	2.27	(1.02)	(2.90)	(1.40)

Total from investment operations	1.55	2.31	(0.97)	(2.89)	(1.30)

Less distributions from:
Net investment income	(0.06)	(0.03)	(0.01)	— (b)	(0.08)
Net realized gains	—	—	—	(0.03)	(0.10)

Total distributions	(0.06)	(0.03)	(0.01)	(0.03)	(0.18)

Net asset value, end of year	$11.88	$10.39	$8.11	$9.09	$12.01

Total Return (a)	14.98%	28.52%	(10.71)%	(24.06)%	(9.62)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$206,625	$130,443	$48,913	$32,311	$20,937
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses	1.29%	1.40%	1.65%	1.94%	2.32%
Net investment income	1.05%	1.25%	0.98%	0.50%	0.72%
Portfolio turnover rate	53%	38%	49%	58%	32%

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
			Year Ended

	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$10.73	$7.02	$7.17	$7.59	$11.01

Income (loss) from investment operations:
Net investment income	0.05	0.10	0.05	0.03	0.03
Net realized and unrealized gain (loss)	3.21	3.61	(0.16)	(0.42)	(3.12)

Total from investment operations	3.26	3.71	(0.11)	(0.39)	(3.09)

Less distributions from:
Net investment income	(0.08)	— (b)	(0.04)	(0.03)	(0.01)
Net realized gains	—	—	—	—	(0.32)

Total distributions	(0.08)	—	(0.04)	(0.03)	(0.33)

Net asset value, end of year	$13.91	$10.73	$7.02	$7.17	$7.59

Total Return (a)	30.59%	52.94%	(1.50)%	(5.07)%	(28.07)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$31,710	$15,937	$7,965	$4,907	$4,789
Ratios to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.36%	2.96%	3.92%	4.21%	4.15%
Net investment income	1.13%	1.69%	0.95%	0.52%	0.42%
Portfolio turnover rate	43%	41%	53%	63%	54%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim-
bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

(b)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc. Notes to Financial Statements December 31, 2004

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of seven no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement Equity Portfolio (“Equity Portfolio”), Lazard Retirement Small Cap Portfolio (“Small Cap Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Portfolio (“Emerging Markets Portfolio”). Each of the other three Portfolios had not commenced operations as of December 31, 2004.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for equity securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Securities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Under these procedures, in the event that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a majority-owned subsidiary of Lazard Frères & Co. LLC (“Lazard”), determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

Lazard Retirement Series, Inc. Notes to Financial Statements (continued) December 31, 2004

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2004, the following Portfolio had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2010	Expiring 2011

Equity	$ 521,864	$ 114,878

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2004, the Equity Portfolio elected to defer net capital and currency losses of $2,482 arising between November 1, 2004 and December 31, 2004.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles . These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31 was as follows:

	Ordinary Income

Portfolio	2004	2003

Equity	$28,362	$27,594
Small Cap	—	—
International Equity	902,561	277,086
Emerging Markets	149,218	6,053

At December 31, 2004, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

		Undistributed
	Undistributed	Long-Term
Portfolio	Ordinary Income	Capital Gain

Equity	$34,626	$—
Small Cap	2,220,767	7,268,741
International Equity	3,660,074	2,155,276
Emerging Markets	499,742	1,610,551

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of

Lazard Retirement Series, Inc. Notes to Financial Statements (continued) December 31, 2004 securities. Each Portfolio pays the Investment Manager a management fee, accrued daily and payable monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
Small Cap	0.75
International Equity	0.75
Emerging Markets	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets:

Annual
Portfolio	Operating Expenses

Equity	1.25%
Small Cap	1.25
International Equity	1.25
Emerging Markets	1.60

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street agreed to waive one half of the $37,500 base fee for each of the Equity and Emerging Markets Portfolios until each Portfolio’s net assets reach $25 million. In November 2004, Emerging Markets Portfolio’s net asset exceeded $25 million and the full monthly base fee became effective.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor of each Portfolio’s shares and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act (the “Plan”), each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of the Portfolio, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation

Certain Directors of the Fund are Managing Directors or other employees of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc. and Lazard Global Total Return & Income Fund, Inc. (“LGI”) (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2004 were as follows:

Portfolio	Purchases	Sales

Equity	$2,658,194	$2,866,921
Small Cap	102,400,199	84,293,386
International Equity	137,539,224	85,086,003
Emerging Markets	17,104,298	8,702,914

For the year ended December 31, 2004, brokerage commissions of $185 were paid to Lazard for portfolio transactions executed on behalf of the Small Cap Portfolio.

6. Foreign Securities Investment Risk

Certain Portfolios invest in securities of foreign entities and securities denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. To the extent a Portfolio invests in companies in emerging market countries, it is exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Lazard Retirement Series, Inc. Notes to Financial Statements (concluded) December 31, 2004

7. Proxy Voting (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

8. Form N-Q (unaudited)

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard Retirement Series, Inc. Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Lazard Retirement Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (comprised of Lazard Retirement Equity Portfolio, Lazard Retirement Small Cap Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Portfolio) as of December 31, 2004 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2004, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York January 28, 2005

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (76)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction
Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (59)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London.

William Katz (50)	Director	Retired President and Chief Executive Officer, BBDO New York, an
advertising agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (74)	Director	Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives
Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New
Jersey Medical School; Director, Public Health Research Institute; Trustee
Emeritus, Clarkson University; Council of Trustees, New Jersey Performing
Arts Center.

Richard Reiss, Jr. (60)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (57)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and
Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan, Inc.;
Former Director, Independent Bank, Memphis.

Interested Directors(3):

Charles Carroll (44)	President and Director	Managing Director and Deputy Chairman, Head of Global Marketing of the
Investment Manager.

Norman Eig (63)	Chairman of the Board	Senior Adviser of the Investment Manager; Previously Chairman and Co-
Chief Executive Officer of the Investment Manager and Member of the
Management Committee of Lazard.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director became a Director in April 1997, except that Mr. Solmson became a Director in September 2004 and Mr. Carroll became President and Director in June 2004, and serves as a Director for each of the Lazard Funds (total comprised of 18 investment portfolios). Each Director serves an indefinite term, until his successor is elected, and serves in the same capacity for the other Lazard Funds.

(3)	Mr. Carroll and Mr. Eig are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

Lazard Retirement Series, Inc. Board of Directors and Officers Information (concluded) (unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (31)	Vice President	Managing Director and General Counsel of the Investment Manager; from
	and Secretary	September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP,
	since April 2002	a law firm.

Stephen St. Clair (46)	Treasurer	Vice President of the Investment Manager.
since April 2003

Brian D. Simon (42)	Assistant Secretary	Senior Vice President of the Investment Manager; from July 1999 to October
	since November 2002	2002, Vice President, Law & Regulation at J. & W. Seligman & Co.

Cesar A. Trelles (30)	Assistant Treasurer	Fund Administration Manager of the Investment Manager since September
	since December 2004	2004; from August 1998 to August 2004, a manager for Mutual Fund Finance
Group at UBS Global Asset Management.

John Blevins (39)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Investment
	since September 2004	Manager since 2000; Director of Compliance for North America, Citi Asset
Management Group from November 1999 to July 2000.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds, except that Mr. Paul is not Vice President of LGI.

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Retirement Series, Inc.	30 Rockefeller Plaza	Tel 800-887-4929
	New York, NY 10112- 6300	www.LazardNet.com

R T 0 3 1 0 1

ITEM 2. CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors (the "Board") has determined that Lester Z. Lieberman, John J. Burke and Robert Solmson, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Lieberman, Mr. Burke and Mr. Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.   The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $79,200 in 2003 and $81,900 in 2004.

(b) Audit-Related Fees.   There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates").

(c) Tax Fees.   The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $20,800 in 2003 and $21,500 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

Certain of such services may not have been pre-approved prior to May 6, 2003, when such services were required to be pre-approved. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(d)   All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e)   Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.

(f)    None.

(g)   Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $20,800 in 2003 and $21,500 in 2004. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(h)   Auditor Independence. There were no services rendered by the Auditor to Service Affiliates during the Reporting Periods.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS
Not applicable.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant has a Nominating Committee (the "Committee") of the Board which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Code of Ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.
By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 4, 2005

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 4, 2005